SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8K12g3/A

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  March 27, 2003


                            INDUSTRIAL MINERALS, INC.
                           ---------------------------
                            (New name of registrant)


                                PNW CAPITAL, INC.
                              ---------------------
                          (Previous name of registrant)



Delaware                         000-30651                  06-1474412
---------------------            ---------                  -----------------
(State or other                 (Commission File No.)       (IRS Employer
jurisdiction of                                             Identification  No.)
incorporation)


      One Dundas Street West, Suite 2500, Toronto, Ontario, Canada M5G 1Z3
      --------------------------------------------------------------------
                             (Address of Registrant)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (416) 979-4621

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        None


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


        None.



ITEM 5. OTHER EVENTS

        None.

ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

     EDWARD V. VERBY, age 60, in 1963 earned his Bachelor of Commerce degree from Loyola College in Montreal with a major in economics. From 1963 to 1991 he worked in the tire industry retiring from Uniroyal-Goodrich Canada, Inc. where he held the position of Vice President of Sales. Mr. Verby became a director and later President of Great Lakes Nickel Limited in 1991 resigning both positions in December of 2001. He has been a partner and director of Anderson Tire & Treads in Hamilton since 1991.

     JOHN MELNYK, age 53, studied Business Administration and Commerce at the University of Alberta from 1970 to 1974. From 1974 to 1978 he managed a sales territory for McQueen Sales Company, Ltd., a distributor of photographic products. From 1978 to 1982 he was a self employed sales agent in the photographic industry. In 1982 he purchased an interest in a photo finishing lab which he sold in 1994. From 1994 to present he has been a self employed business consultant. Mr. Melnyk also served as the President and a director of Murphy's Investment Corp. a privately held Corporation. He resigned his position in March 2002.

     STEPHEN W. WEATHERS, age 42, earned his B. S. in Geology from Boise State University. He has worked as an environmental geologist both in the mining industry and oil and gas industry. His duties included permitting, environmental compliance, environmental remediation/reclamation and natural gas asset acquisitions both in the United States and Canada. Mr. Weathers worked for Maxxim Environmental/Terracon from 1997 through 1999 and presently works in the environmental remediation division for a Duke Energy Field Services which is a natural gas processing company (1999-2002). Mr. Weathers also serves as a director of Sun River Mining, Inc. which is seeking a business acquisition.

     The directors will devote only part time as needed to the company, however, John Melnyck, as an officer, is devoting full time to the company.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

            Exhibits:

                Pro Forma Financial Information for PNW Capital, Inc. F-1 - F-5

                Audited financial statements for year ended 9/30/01 and 12/31/01 for Industrial Minerals Incorporated F-6 - F-15

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 1, 2003                    INDUSTRIAL MINERALS INCORPORATED



                                           /s/ John Melnyk
                                       By: -------------------------------------
                                           John Melnyk, CFO, Secretary/Treasurer

                        INDUSTRIAL MINERALS INCORPORATED
                          (A Development Stage Company)

                                Table of Contents




                                                                  Page

Independent Auditor's Report                                       F-1

Pro Forma Financial statements:
   Pro Forma Balance Sheets                                        F-2

   Pro Forma Statements of Operations                              F-3

Pro Forma Notes to Financial Statements                            F-4 - F-5



                                    * * * * *

                                PNW CAPITAL, INC.
                         (An Exploration Stage Company)

                         Pro Forma Financial Statements

                                December 31, 2001


                                PNW CAPITAL, INC.

                         (An Exploration Stage Company)

                Pro Forma Combined Balance Sheet (Unaudited) for
             PNW Capital, Inc. and Industrial Minerals Incorporated
                             as of December 31, 2001



                                                             Historical
                                                         ------------------
                                                                        (Restated)
                                                        PNW             Industrial
                                                        Capital,        Minerals            Pro Forma    (Restated)
                Assets                                  Inc.            Incorporated        Adjustments   Pro Forma
                ------                                  --------        ------------        -----------  ----------
Cash                                             $             21            134                      -           155

Equipment, at cost                                              -        205,000                      -       205,000
                                                   --------------        --------              ---------      -------

                  Total assets                   $             21        205,134                      -       205,155
                                                   ==============        =======               =========      =======

     Liabilities and Stockholders' Equity

Liabilities - accounts payable:
     Non-related parties                                   17,629         24,943                      -        42,572
     Related parties                                           -         220,452                      -       220,452
                                                   --------------        -------               ---------      -------

                  Total liabilities                        17,629        245,395                      -       263,024
                                                   --------------        -------               ---------      -------

Stockholders' equity:
     Common stock                                             100         35,000 (2)            (35,000)        3,250
                                                                                 (1)              3,150
     Additional paid in capital                         1,754,535              - (2)             35,000        14,142
                                                                                 (1)             (3,150)
                                                                                 (3)         (1,772,243)
     Accumulated deficit                               (1,772,243)       (75,261)(3)          1,772,243       (75,261)
                                                        ---------        ---------            ---------       ---------

                  Total stockholders'
                    equity                                (17,608)       (40,261)                     -       (57,869)
                                                      -----------        --------             ----------      --------

                  Total liabilities and
                    stockholders' equity         $            21         205,134                      -       205,155
                                                   ==============        =======              ==========      =======




See accompanying notes to the pro forma financial statements and accountants' compilation report.


                                PNW CAPITAL, INC.

                         (An Exploration Stage Company)

           Pro Forma Combined Statement of Operations (Unaudited) for
             PNW Capital, Inc. and Industrial Minerals Incorporated
                      for the year ended December 31, 2001




                                                                 Historical
                                                             ------------------
                                                                        (Restated)
                                                           PNW          Industrial
                                                           Capital,     Minerals           Pro Forma    (Restated)
                                                           Inc.         Incorporated      Adjustments   Pro Forma
                                                          --------      ------------      -----------   ----------

Revenue                                              $       120            -                 -                 120
                                                        --------       ---------          ---------        --------

Expenses:
     Consulting and management fees                       60,000            -                 -              60,000
     Property costs                                         -             23,893              -              23,893
     Professional fees                                      -              6,510              -               6,510
     Organization fees                                      -              1,844              -               1,844
     Other general and administrative                      7,371             714              -               8,085
                                                         -------          ------          ---------         -------

                  Total expenses                          67,371          32,961              -             100,332
                                                          ------          ------          ---------         -------

                  Net loss                           $   (67,251)        (32,961)             -            (100,212)
                                                          ======          ======          =========         =======




See accompanying notes to the pro forma financial statements and accountants' compilation report.

                                PNW CAPITAL, INC.

                         (An Exploration Stage Company)

                     Notes to Pro Forma Financial Statements

                                December 31, 2001

(1)  Pro Forma Changes
     -----------------

     On January 31, 2002, PNW Capital, Inc. entered into a definitive acquisition agreement to acquire Industrial Minerals Incorporated, a private Nevada corporation. The business combination closed on February 20, 2002 and is a reverse merger, accounted for as a recapitalization of Industrial Minerals Incorporation. PNW Capital, Inc. issued 31,500,000 shares of common stock to complete the transaction.

(2)  Pro Forma Adjustments
     ---------------------

     The pro forma adjustments at December 31, 2001 consist of the following:

     (1) Issuance of 31,500,000 shares of common stock, par value $.0001, to effect the reverse merger.

     (2)  Elimination of Industrial Minerals Incorporated's common stock.

     (3)  Elimination of PNW Capital, Inc's pre-merger expenses.

(3)  Restatement of Previously Issued Pro Forma Financial Statements
     ---------------------------------------------------------------

     In response to comments by the United States Securities and Exchange Commission, the Company has restated its historical financial statements, which were used in preparing these pro forma financial statements. This restatement is the result of an accounting reclassification from treatment of the company as a development stage company to treatment as an exploration stage company. As an exploration stage company, all costs incurred are expensed, rather than capitalized. Additionally, the Company restated the cost of equipment purchased from a related party to reflect the actual cash paid to the related party plus the par value of common stock issued. The net loss for the year ended December 31, 2001 has been corrected to give effect to the restatement as follows:


                                                                 Historical
                                                             ------------------
                                                                        (Restated)
                                                           PNW          Industrial
                                                           Capital,     Minerals        Pro Forma       (Restated)
                                                           Inc.         Incorporated   Adjustments      Pro Forma
                                                           --------     ------------   -----------      ----------

     Net loss as previously stated                   $   (67,251)         (9,068)           -               (76,319)
     To expense development costs                          -             (23,893)           -               (23,893)
                                                      -----------         ------      -----------          --------

     Net loss, as restated                           $   (67,251)        (32,961)           -              (100,212)
                                                          ======          ======      ===========           =======

         There was no effect in net loss per common stock issued.

                                PNW CAPITAL, INC.

                         (An Exploration Stage Company)

                     Notes to Pro Forma Financial Statements

                                December 31, 2001




(4) Subsequent Event
As of March 27, 2003 the company owed a total of $972,693.00. New borrowings during fiscal year ending December 31, 2002 and during the first quarter of fiscal year ending December 31, 2003 amounted to a total of $952,241.00. A mortgage with a balance remaining of $16,120.00 is secured by a first charge on the company's property located at Maria Con B Pt Lot 56, RP49R13571 Parts 1 and
2. This mortgage is payable in installments of $250.00 monthly including interest at the rate of 7% per annum and principal. This mortgage matures on August 29, 2007. A non-affiliated company holds this mortgage. The balance of the debt in the amount of $956,573.00 has interest accumulating at the rate of 7% per annum and is due and payable including interest on July 31, 2003. Three non-affiliated shareholders have advanced these funds. These notes are not secured by any company assets.

                        INDUSTRIAL MINERALS INCORPORATED
                         (An Exploration Stage Company)

                              Financial Statements

                    December 31, 2001 and September 30, 2001

                   (With Independent Auditor's Report Thereon)

                        INDUSTRIAL MINERALS INCORPORATED
                         (An Exploration Stage Company)

                                Table of Contents









                                                              Page

Independent Auditor's Report                                   F-6

Financial Statements:
   Balance Sheets                                              F-7

   Statements of Operations                                    F-8

   Statements of Stockholders' Equity                          F-9

   Statements of Cash Flows                                    F-10

Notes to Financial Statements                                  F-11 - F-15



                                    * * * * *

                          INDEPENDENT AUDITOR'S REPORT


The Board of Directors
Industrial Minerals Incorporated
(An Exploration Stage Company):


We have audited the accompanying balance sheets of Industrial Minerals Incorporated (An Exploration Stage Company) as of December 31, 2001 and September 30, 2001, and the related statements of operations, stockholders' equity and cash flows for the three month period ended December 31, 2001, the year ended September 30, 2001, and the period from May 9, 2000 (date of inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Industrial Minerals Incorporated (An Exploration Stage Company) as of December 31, 2001 and September 30, 2001 and the results of its operations and its cash flows for the three month period ended December 31, 2001, the year ended September 30, 2001 and the period from May 9, 2000 (date of inception) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 5 to the financial statements, in response to comments by the United States Securities and Exchange Commission, the Company has restated its financial statements from its inception (May 9, 2000) to December 31, 2001. This restatement is a result of an accounting reclassification from treatment of the company as a development stage company to treatment as an exploration stage company. As an exploration stage company, all costs incurred are expensed, rather than capitalized. Additionally, the Company restated the cost of equipment purchased from a related party to reflect the actual cash paid plus the par value of common stock issued.

/s/ Toski Schaefer & Co.
Williamsville, New York
March 27, 2002, except for Note 5,
as to which the date is February 7, 2003




                        INDUSTRIAL MINERALS INCORPORATED
                         (An Exploration Stage Company)

                                 Balance Sheets

                    December 31, 2001 and September 30, 2001





                                                                             (As restated)      (As restated)
                                                                             December 31,       September 30,
                           Assets                                                 2001                2001
                           ------                                                 ----                ----

Cash                                                                         $         134               100

Equipment, at cost                                                                 205,000             -
                                                                                   -------        ----------


                  Total assets                                               $     205,134               100
                                                                                   =======           =======

           Liabilities and Stockholders' Equity

Liabilities - accounts payable:
     Non-related parties                                                            24,943             -
     Related parties                                                               220,452            14,350
                                                                                   -------            ------

                  Total liabilities                                                245,395            14,350
                                                                                   -------            ------

Stockholders' equity:
     Common stock, $.001 par value, 50,000,000 shares
         authorized, 35,000,000 shares issued and outstanding                       35,000            30,000
     Deficit accumulated during exploration stage                                  (75,261)          (44,250)
                                                                                  --------           -------

                  Total stockholders' equity (deficit)                             (40,261)          (14,250)
                                                                                  --------            ------

                  Total liabilities and stockholders' equity                 $     205,134               100
                                                                                   =======             ======



See accompanying notes to financial statements.



                        INDUSTRIAL MINERALS INCORPORATED
                         (An Exploration Stage Company)

                            Statements of Operations

                   Three month period ended December 31, 2001,
                  year ended September 30, 2001 and the period
                      from May 9, 2000 (date of inception)
                              to December 31, 2001




                                                                      (As restated)                   (As restated)
                                                                      Three month    (As restated)     May 9, 2000
                                                                      period ended     Year ended     (inception) to
                                                                      December 31,   September 30,     December 31,
                                                                          2001             2001            2001
                                                                          ----             ----            ----

Income                                                               $      -               -                 -
                                                                      -----------       ---------       -----------

Expenses:
     Property costs                                                       21,943            1,950            66,193
     Professional fees                                                     6,510            -                 6,510
     Organization fees                                                     1,844            -                 1,844
     Other general and administrative                                        714            -                   714
                                                                        --------        ---------       -----------

                           Total expenses                                 31,011            1,950            75,261
                                                                          ------        ---------       -----------

                           Net loss                                  $   (31,011)          (1,950)          (75,261)
                                                                          ======           ======            ======

Net loss per common share issued                                     $      (.00)            (.00)
                                                                        ========           ========

Average shares outstanding                                            31,666,666       30,000,000
                                                                      ==========       ==========



See accompanying notes to financial statements.


                        INDUSTRIAL MINERALS INCORPORATED
                         (An Exploration Stage Company)

                       Statements of Stockholders' Equity

                   Three month period ended December 31, 2001,
                  year ended September 30, 2001 and the period
                      from May 9, 2000 (date of inception)
                              to December 31, 2001


                                                                                    (As restated)
                                                                                       Deficit
                                                                                     Accumulated
                                                                                     During the
                                                     Common Stock                    Exploration     (As restated)
                                            ---------------------------
                                            # of shares          Amount                 Stage             Totals
                                            -----------          ------              ----------------   -----------

Inception - May 9, 2000                         -             $     -                        -                -

Balance - September 30, 2000,
   as previously stated                         30,000,000         30,000                    -               30,000

Adjustment to restate
   stockholders' equity                         -                   -                 (42,300)              (42,300)
                                        ------------------    -----------              ------                ------

Balance - September 30, 2000,
   as restated                                  30,000,000         30,000             (42,300)              (12,300)

Net loss                                        -                   -                   (1,950)              (1,950)
                                        ------------------    -----------             --------             --------

Balance - September 30, 2001                    30,000,000         30,000             (44,250)              (14,250)

Issuance of stock for equipment                  5,000,000          5,000               -                     5,000

Net loss                                        -                   -                 (31,011)              (31,011)
                                        ------------------    -----------              ------                ------

Balance - December 31, 2001                     35,000,000    $    35,000             (75,261)              (40,261)
                                        ==================    ===========              ======                ======



See accompanying notes to financial statements.


                        INDUSTRIAL MINERALS INCORPORATED
                         (An Exploration Stage Company)

                            Statements of Cash Flows

                   Three month period ended December 31, 2001,
                  year ended September 30, 2001 and the period
                      from May 9, 2000 (date of inception)
                              to December 31, 2001


                                                              (As restated)                            (As restated)
                                                              Three month        (As restated)          May 9, 2000
                                                              period ended        Year ended           (inception) to
                                                              December 31,        September 30,        December 31,
                                                                2001                  2001                  2001
                                                                ----                  ----                  ----
Cash flows from operating activities:
     Net loss                                               $   (31,011)               (1,950)              (75,261)
     Adjustments to reconcile net loss
        to net cash provided by operating
        activities:
         Issuance of common stock
            for property costs                                    -                     -                    30,000
         Increase in accounts payable                            31,045                 2,050                45,395
                                                               --------                ------              --------

Net increase in cash                                                 34                   100                   134

Cash at beginning of period                                         100                 -                     -
                                                             ----------            ----------         -------------
Cash at end of period                                    $          134                   100                   134
                                                            ===========               =======            ==========
Supplemental Schedule of cash flow information:
     Property costs financed by
        issuance of common stock                          $        -                    -                    30,000
                                                           =============           ==========              ========
     Equipment financed by:
        Accounts payable                                        200,000                 -                   200,000

        Issuance of common stock                                  5,000                -                      5,000
                                                               ---------           ----------             ---------

                                                          $     205,000                 -                   205,000
                                                                =======            ==========               =======



See accompanying notes to financial statements.

                        INDUSTRIAL MINERALS INCORPORATED
                         (An Exploration Stage Company)

                          Notes to Financial Statements

                    December 31, 2001 and September 30, 2001





(1)  Organization and Summary of Significant Accounting Policies
----------------------------------------------------------------

     (a) Organization
     ----------------
         Industrial Minerals Incorporated (the Company) (formerly Stralak
              Resources, Inc.) is a Nevada Corporation formed to acquire mineral rights for future production and sale of carbon flake graphite. The Company is currently in the exploration stage and is primarily focused on acquiring mineral rights for future excavation.

     (b) Basis of Accounting
     -----------------------
         The accompanying financial statements have been prepared on the accrual basis in accordance with accounting principles generally accepted in the United States of America.

     (c) Estimates
     -------------
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.

     (d) Cash
     --------
         For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

     (e) Net Loss Per Share
     ----------------------
         Net loss per share is based on the weighted average number of common shares.

     (f) Other Comprehensive Income
     ------------------------------
         The Company has no material components of other comprehensive income
              (loss), and accordingly, net loss is equal to comprehensive loss in all periods.

     (g) Fair Value of Financial Instruments
     ---------------------------------------
         The fair value of the Company's financial instruments approximated their carrying values at December 31, 2001 and September 30, 2001.

     (h) Segment Information
     -----------------------
         The Company's operating segments all involve the acquisition of mineral rights for future production and sale of carbon flake graphite and are aggregated into one reporting segment.

     (i) Equipment
     -------------
         Equipment is stated at cost. There has been no provision for depreciation expense on equipment while the Company has been in the exploratory stage. Depreciation of the equipment will commence when it is placed in service.

                        INDUSTRIAL MINERALS INCORPORATED
                         (An Exploration Stage Company)

                    Notes to Financial Statements, Continued


(1)  Organization and Summary of Significant Accounting Policies, Continued
---------------------------------------------------------------------------

     (j) Income Taxes
     ----------------
         The Company is liable for income taxes on any taxable income generated.

     (k) Change of Name
     ------------------
         In August 2001, the Company changed its name from Stralak Resources,
              Inc. to Industrial Minerals Incorporated.


(2)  Related Party Transactions
-------------------------------

     Related party transactions for the three month period ended December 31, 2001 and for the year ended September 30, 2001 are summarized as follows:

     (a) Equipment
     -------------
         Krystar International Limited provided the equipment for a complete dry-process system (graphite application) to the Company. The equipment was valued at $205,000. The Company provided 5,000,000 shares of common stock (per value $5,000) and $200,000 to Krystar International Limited for this equipment. Krystar International Limited was an existing stockholder of Industrial Minerals Incorporated prior to this transaction.


     (b) Accounts Payable-Related Parties
     ------------------------------------
         Accounts payable-related parties consist of the following:
                                                                                     Three month
                                                                                     period ended       Year ended
                                                                                     December 31,       September 30,
                                                                                         2001               2001
                                                                                         ----               ----

         Amounts due to Westland Capital, Inc. for property
              costs and a deposit on a leased mineral claim option.
              Westland Capital, Inc. is a stockholder of Industrial
              Minerals Incorporated.                                                $      14,250            14,250

         Amounts due to a director for the initial deposit to open
              a checking account, office expenses and organization
              fees                                                                          2,125               100

         Amount due to Krystar International Limited for
              equipment (note 2(a))                                                       200,000             -

                        INDUSTRIAL MINERALS INCORPORATED
                         (An Exploration Stage Company)

                    Notes to Financial Statements, Continued


(2)  Related Party Transactions, Continued
------------------------------------------

     (b) Accounts Payable-Related Parties, Continued
     -----------------------------------------------


                                                                                      Three month
                                                                                      period ended     Year ended
                                                                                      December 31,     September 30,
                                                                                           2001            2001
                                                                                           ----            ----
         Amounts due to First Plain, Inc. for the initial deposit
              to open two checking accounts, professional fees
              and travel expenses.  First Plain, Inc. is a
              stockholder of Industrial Minerals Incorporated                               4,077             -
                                                                                        ---------       -----------

                           Total accounts payable-related parties                   $     220,452            14,350
                                                                                          =======            ======

(3)  Deposit on Leased Mineral Claim Option
-------------------------------------------
     In September 2001, Westland Capital, Inc. signed an option on leased mineral claims (the Agreement) on behalf of the Company and made a $3,000 (Canadian dollars) deposit ($1,950 U.S. dollars) on mineral claims in the Township of Maria, in the Province of Ontario which was expensed. A closing on the Agreement will take place within 45 days of the seller providing proof of clear title that is satisfactory to Westland Capital, Inc. and proof of consent of the Ministry of Northern Development and Mines in Ontario, to the transfer of the claim.

     In accordance with the Agreement, at closing the Company is required to make a payment amounting to $47,000 (Canadian dollars). In addition, the Company is required to make royalty payments to the seller of $20 (Canadian dollars) per ton of graphite carbon concentrate produced and 2.5% of net smelter return payable on any other minerals derived from the property. An advance royalty of $27,000 (Canadian dollars) per annum will be paid to the seller in semi-annual installments, the first payment was made on March 12, 2002 and subsequent payments will be paid at six month intervals thereafter.

     In February 2002, the Company closed on the leased mineral claims.

(4)  Subsequent Event
---------------------

     On January 31, 2002, PNW Capital, Inc. (PNW), a Delaware corporation, entered into a definitive acquisition agreement to acquire Industrial Minerals Incorporated. Under the terms of the acquisition agreement, PNW will exchange a total of 31,500,000 of its common stock for 90% of the issued and outstanding shares of the Company. On February 20, 2002, PNW received executed documents from the participating shareholders of the Company representing 31,511,750 common shares (90%) for the exchange of shares of common shares of PNW on a one for one basis.

                        INDUSTRIAL MINERALS INCORPORATED
                         (An Exploratory Stage Company)

                    Notes to Financial Statements, Continued




(4)  Subsequent Event, Continued
--------------------------------

     The Company will become a wholly-owned subsidiary of PNW. PNW currently has no revenue producing operations. The stockholders of the Company will become stockholders of PNW, and their rights as stockholders will be governed by the PNW articles of incorporation and bylaws, as currently in effect, and the laws of the State of Delaware. Following the acquisition, PNW intends to carry on the Company's operations under the name Industrial Minerals Incorporated. PNW's current board of directors will resign and a new board of directors will be appointed subject to a
         Section 14f Notice to Shareholders.

     The PNW board of directors approved the acquisition agreement with the Company and authorized the issuance of the exchange shares totaling 31,511,750 in a transaction exempt from Securities and Exchange Commission registration under Section 4(2), 4(6) and Regulation S as applicable because the Board of Directors of PNW believes that this acquisition will be to the benefit of shareholders.

(5) Restatement of Previously Issued Financial Statements
---------------------------------------------------------

     In response to comments by the United States Securities and Exchange
         Commission, the Company has restated its financial statements for the period from its inception (May 9, 2000) to December 31, 2001. This restatement is the result of an accounting reclassification from treatment of the Company as a development stage company to treatment as an exploration stage company. As an exploration stage company, all costs incurred are expensed, rather than capitalized. The net loss for the period ended December 31, 2001, the year ended September 30, 2001 and the period from May 9, 2000 (date of inception) to December 31, 2001 has been corrected to give effect to the restatement as follows:


                                                                  Three month                      May 9, 2000
                                                                  period ended      Year ended     (inception) to
                                                                  December 31,      September 30,   December 31,
                                                                      2001              2001            2001
                                                                      ----              -----           ----
         Net loss, as previously stated                              $    (9,068)           -                (9,068)

         To expense development costs                                    (21,943)           -               (64,193)

         To expense deposit on leased mineral claim
            option                                                         -               (1,950)           (1,950)
                                                                     -----------            -----           -------

         Net loss, as restated                                       $   (31,011)          (1,950)          (75,261)
                                                                          ======            =====            ======

         There was no effect on net loss per common share issued.

                        INDUSTRIAL MINERALS INCORPORATED
                         (An Exploratory Stage Company)

                    Notes to Financial Statements, Continued




(5) Restatement of Previously Issued Financial Statements, Continued
--------------------------------------------------------------------

     Additionally, the Company restated the cost of equipment purchased from a related party to reflect the actual cash paid, plus the par value of common stock issued. A summary of the adjustment recorded is as follows:


                                                           As
                                                       previously                          Restated
                                                         stated       Adjustment            amount
                                                       ----------     ----------           --------

         Equipment                                $      3,500,000       (3,295,000)          205,000
                                                         =========        =========           =======

         Additional paid-in capital               $      3,295,000       (3,295,000)            -
                                                         =========        =========           =======